EXHIBIT 31.1

              CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT
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                TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
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I, Scott A. Yeoman, President and Principal Executive Officer of UnionBancorp,
Inc, certify that:

1.   I have reviewed this quarterly report on Form 10-Q/A of UnionBancorp, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date:    July 14, 2006



/s/ SCOTT A. YEOMAN
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Scott A. Yeoman
President and Principal Executive Officer